Goodwill	12 Months Ended
Mar. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
Goodwill
The Company's goodwill relates to the piling business. At March 31, 2013, as a result of the decision to discontinue piling operations and sell piling related assets (note 23(b)), the Company classified the full amount of goodwill to assets held for sale. For the year ended March 31, 2013, the carrying value of goodwill was assessed for impairment along with the other assets of the piling business. Assets held for sale are carried at the lower of their net book value and estimated net disposal proceeds (note 23(b)).
In prior years, the Company conducted an annual two-step goodwill impairment test on October 1 of each year and when a triggering event occurred between annual impairment tests. The Company completed annual goodwill impairment tests on October 1, 2011 and 2010 and determined that there was no goodwill impairment as the fair value of the reporting unit exceeded its carrying value.